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PROSPECTUS SUPPLEMENT September 15, 1999
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American Express Retirement Advisor Variable AnnuitySM
American Express Retirement Advisor Variable AnnuitySM- Band 3


We are applying for an exemptive order of the Securities and Exchange Commission that would permit us to administer the contract's terms relating to recovery of certain purchase payment credits upon

o    exercise of free look rights,

o    payment of death benefits within twelve months of a purchase payment, or

o payment of nursing home confinement benefits within twelve months of a purchase payment in the way described in this Prospectus. There is no assurance that such relief will be granted. Prior to receiving the requested order, the following provisions will apply:

The paragraph under "The Contract in Brief" entitled "Free look period" is deleted in its entirety and replaced with the following paragraph:

     You may return your contract to our office within 10 days after it is delivered to you and receive a full refund of your purchase payments or, if greater, we will refund the contract value less the amount of any purchase payment credits. (See, "Valuing Your Investment - Purchase payment credits.")

The following three sections of the prospectus refer to potential reversal of purchase payment credits:

o    the section under "Charges" entitled "Waiver of surrender charges;"

o the section under "Valuing Your Investment" entitled "Purchase payment credits;" and

o    the section under "Benefits in Case of Death" entitled "Payments."

Each of these sections is modified by adding the following to each section:

         We currently are waiving our contractual right to reverse purchase payment credits applied within twelve months of death or nursing home confinement, as defined in the applicable section.


S-6479 A (9/99)